SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
    (3) Filing Party:
    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                 August 20, 1999

To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California at 10:00 a.m., Pacific time, on August 20, 1999, to consider the following matters:

(1) The election of five Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (Robert G. Allison, Harold A. Blomquist, M. Scott Farese, Hayden Leason, and Harry Melkonian) are described in the accompanying Proxy Statement.

 (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 25, 1999 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on June 25, 1999 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                             By Order of the Board of Directors


                                             /s/ P. J. Holmes
                                             Patrick J. Holmes
July 30, 1999                                Secretary

                                 Proxy Statement

                         Annual Meeting of Stockholders

                                 August 20, 1999

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 a.m., Pacific time, on August 20, 1999, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Stockholders, Proxy and 1999 Annual Report to Stockholders are being sent to stockholders on or about July 30, 1999.

                                VOTING SECURITIES

June 25, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 10,917,395 shares of Class A and Class B Common Stock, $.01 par value. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter. There is no cumulative voting in the election of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 7, 1999, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A Common Stock of the Company, by each director and executive officer and by all directors and officers as a group. The outstanding Class B Common Stock represents only 0.6% of the total outstanding shares.

                                           Class A Common Stock
                         -----------------------------------------------------
                               Shares Owned        Shares Under        Percent
                                                   Exercisable         Voting(2)
                                               Options/Warrants(1)

Hayden Leason(3)                 2,304,100             35,000            21.5

The Townsend Group(9)              851,900               -                7.8

Advanced Detectors, Inc.(4)           -               750,000             6.4

The James A. Delaney Trust (10)    632,800               -                5.8

Edgewater Private Equity Fund (6)  593,640             22,500             5.6

Robert G. Allison (7)              593,640             22,500             5.6

Jon Victor (5)                     237,400             35,000             2.5

Patrick J. Holmes (5)               62,600            142,000             1.9

Harry Melkonian (5)                 10,000            184,000             1.7

M. Scott Farese (8)                   -                22,500             0.2

Harold A. Blomquist (5)               -                22,500             0.2

Directors & Officers as a Group  3,207,740            463,500            32.3



1 Includes shares under options exercisable on July 7, 1999 and options which become exercisable within 60 days thereafter.

2 Represents combined voting power of both Class A and Class B Common Stock, assuming beneficial owner exercises all exercisable options and warrants. None of the named beneficial owners owned Class B Common Stock and there are no Class B derivatives outstanding

3 The address of this shareholder is Palmas Del Mar, 10 Monte Sol, Humacao,
  Puerto Rico 00791. Does not include 22,500 options granted to Mr. Farese (see footnote 8). Mr Farese is the son-in-law of Mr. Leason. Mr. Leason disclaims beneficial ownership of the options held by Mr. Farese.

4 Formerly Xsirius, Inc., the last known address of this beneficial owner was 1220 Avenida Acaso, Camarillo, CA 93012.

5 The address of this shareholder is c/o Advanced Photonix, Inc. 1240 Avenida
  Acaso, Camarillo, CA 93012.

6 The address of this shareholder is c/o Edgewater Private Equity Fund, 900 N.
  Michigan Ave., Suite 1400, Chicago, IL 60611. Includes 22,500 options granted to Mr. Allison (see footnote 7).

7 The address of this shareholder is c/o Innovate  Partners,  Inc., 660 Newport
  Center Drive, Suite 340, Newport Beach, CA 92660. Includes 593,640 shares owned by Edgewater (see footnote 6). Mr. Allison is a partner in Edgewater. Mr. Allison disclaims beneficial ownership of the shares held by Edgewater.

8 The address of this shareholder is c/o Advanced  Photonix,  Inc. 1240 Avenida
  Acaso, Camarillo, CA 93012. Does not include 2,304,100 shares and 35,000 options owned by Mr. Leason (see footnote 3). Mr. Farese is the son-in-law of Mr. Leason. Mr. Farese disclaims beneficial ownership of the shares and options held by Mr. Leason.

9 The address of this shareholder is Townsend Group Investments, 22601 Pacific
  Coast Highway, Malibu CA 90265.

10 The address of this shareholder is PO Box 680, Elmhurst IL 60126.


ELECTION OF DIRECTORS
A Board of five Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the five persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee. Mr. Jon B. Victor, a Director of the Company, has determined not to stand for reelection. After this election, two vacancies will exist on the Board that are not intended to be filled at this time.

The following persons are nominees for election as Directors:

      Name                           Age                    Position
      ----                           ---                    --------

Harry Melkonian                      49        Chairman of the Board, President
                                               and Chief Executive Officer

Robert G. Allison                    42        Director

Harold A. Blomquist                  47        Director

M. Scott Farese                      42        Director

Hayden Leason                        68        Director

Set forth below is certain  information  relating  to the other  officers of the
Company:

         Name                        Age                     Position
         ----                        ---                     --------

Patrick J. Holmes                    53        Executive Vice President, Chief
                                               Financial Officer, Secretary &
                                               Treasurer

Brock Koren                          35        Vice President, Sales & Marketing


Harry Melkonian, Chairman of the Board, President & Chief Executive Officer
---------------------------------------------------------------------------
Mr. Melkonian joined the Company in June 1992. He has been President since November 1996, was elected Chief Executive Officer in October 1997 and Chairman of the Board in April 1998. He served as General Manager of the Company's PIN photodiode business from 1993 until November 1996. From 1989 until joining the Company, Mr. Melkonian operated Melkonian Associates, a consulting firm that assisted the Company in the acquisition of its subsidiary, Silicon Detector Corporation. From 1987 until 1989, he was Director of Operations at Simulaser Corporation; and for six years previously, he held various operations level positions at Sensor Technology, Inc. Mr. Melkonian holds a Bachelor of Science degree in Business Administration from Northeastern University.

Robert G. Allison, Director
---------------------------
Mr. Allison became a director in January 1998. He previously served as a director from October 1996 to June 1997. Mr. Allison is the Managing Partner of Innovate Partners, Inc., a private capital and consulting firm serving the technology market. Mr. Allison is a partner of Edgewater Private Equity Fund, LP and Edgewater Private Equity Fund II, LP, limited partnerships formed for investment purposes. Prior to forming Allison Venture Partners, Mr. Allison served as the Executive Vice President, Chief Operating Officer and Director of Aurora Electronics Group, Inc. (AUR-AMEX). Mr. Allison served as Vice President, Semiconductor Marketing and Assets at Arrow Electronics, Inc. (NASDQ-ARW) and was the founder, President and CEO of Insight Electronics, Inc., a specialized semiconductor distributor which was acquired by MEMEC Group, PLC.

Harold A. Blomquist, Director
-----------------------------
Mr. Blomquist became a director of the Company in August 1998. He is currently the President of American Microsystems, Inc. (AMI) Japan, Ltd., in Tokyo Japan, Senior Managing Director and Chairman of the Board of AMI GmbH in Dresden, Germany; Senior Vice President of Business Operations Worldwide; and, a member of the Board of Directors for both AMI and AMI Holding Company. AMI is an electronic component manufacturer with 1997 sales of more than $250 million. Mr. Blomquist joined AMI in 1990 and previously held senior management positions with General Semiconductor, Inmos and Texas Instruments. He holds a bachelor's degree in electrical engineering from the University of Utah.

M. Scott Farese, Director
-------------------------
Mr. Farese became a director of the Company in August 1998. He is currently a Regional Sales Manager for Filtertek Inc. Mr. Farese joined Filtertek in 1991. Filtertek is the largest worldwide producer of custom filtration products and fluid control devices and the world's largest manufacturer of custom molded filter elements. Filtertek is a subsidiary of ESCO Electronics Corporation. Mr. Hayden Leason, a Director and greater than 20% owner of Advanced Photonix, Inc., founded Filtertek which he sold in 1992 to Schawk Inc. Mr. Farese is the son-in-law of Mr. Leason.

Hayden Leason, Director
-----------------------
Mr. Leason became a director of the Company in July 1995. He served as Chairman of the Board from October 1996 until October 1997 and as Chief Executive Officer from November 1996 until October 1997. In 1965, Mr. Leason founded Filtertek Inc., a designer and manufacturer of specialty filtration elements, which subsequently became a New York Stock Exchange listed company. He served as Chairman and Chief Executive Officer until 1992 when he sold his interest to Schawk Inc. Since 1992, Mr. Leason has managed various private investments. Mr. Leason is a 1954 graduate of Northwestern University where he received his Bachelor of Science degree in Business Administration.

Patrick J. Holmes, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer
--------------------------------------------------------------------------------
Mr. Holmes joined the Company in August 1993 and was named Executive Vice President in November 1996. From 1989 until joining the Company, Mr. Holmes was a Division Controller for Textron, Inc. From 1985 until 1989, he was Chief Accountant and Financial Operations Manager for two start-up companies of Lockheed Corporation in Sunnyvale, CA. Previously, Mr. Holmes held senior financial posts with General Dynamics and Datapoint Corporation. Mr. Holmes, who is a Certified Public Accountant, received his degree in accounting, magna cum laude, from the University of Missouri in St. Louis and is a past recipient of the Missouri Society of CPAs Silver Medal.

Brock Koren, Vice President, Sales & Marketing
----------------------------------------------
Mr. Koren joined the Company in July 1998. From 1992 until 1998, he was a regional sales engineer responsible for technical sales in Southern California of all Hamamatsu photonic products including photomultiplier tubes ("PMTs").
Hamamatsu is a manufacturer of devices for generation and measurement of infrared, visible, and ultraviolet light, including the largest manufacturer of PMTs in the world. From 1989 until 1992, he was a sales engineer/account manager for Tektronix, Inc., a company engaged in measurement, color printing and video and networking businesses. Mr Koren received his Bachelor of Science Degree in Electrical Engineering from California State University, Long Beach, California.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filing of Form 5's to report January 4, 1999 option grants for 1,000 shares each of the Company's Class A Common Stock by Robert G. Allison, Harold A. Blomquist, M. Scott Farese, Hayden Leason and Jon
B. Victor, which Form 5's were filed in June 1999; the late filing of a Form 5 by Harry Melkonian to report an April 22, 1999 option grant for 200,000 shares of the Company's Class A Common Stock, which Form 5 was filed in May 1999; the late filing of a Form 5 by Patrick J. Holmes to report an April 22, 1999 option grant for 50,000 shares of the Company's Class A Common Stock, which Form 5 was filed in May 1999; and the late filing of a Form 5 by Brock Koren to report a June 14, 1999 option grant for 100,000 shares of the Company's Class A Common Stock, which Form 5 was filed in May 1999.

Meetings and Committees of the Board of Directors
The Board of Directors held four meetings during the fiscal year ended March 28, 1999 and acted by unanimous consent on one occasion. The Board of Directors has the following standing committees: Audit Committee and Compensation Committee. The Audit Committee reviews the accounting principles, the controls and scope of the audit practices of the Company, and makes reports and recommendations to the Board of Directors on those matters and with respect to the independent auditor. It met one time in fiscal 1999. The members of the Audit Committee are Mr. Allison, Chairman, Mr. Blomquist and Mr. Farese. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company's stock option and incentive plans. It met one time in fiscal 1999 and acted by unanimous written consent on three occasions. The members of the Compensation Committee are Mr. Allison, Chairman, Mr. Blomquist, Mr. Farese and Mr. Leason.

EXECUTIVE COMPENSATION
The following table sets forth compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                            ----------------------------------------
                                      Annual Compensation                            Awards                Payouts
                             --------------------------------------         ---------------------------   ----------
                                                       Other Annual        Restricted    Securities          LTIP       All Other
                             Fiscal    Salary   Bonus  Compensation       Stock Awards Underlying Options   Payouts    Compensation
Name and Principal Position   Year      ($)      ($)       ($)                ($)            (#)              ($)          ($)(1)
---------------------------  ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Harry Melkonian,              1999    150,000  20,600        -                 -          200,000             -          4,500
Chairman of the Board,        1998    150,000  40,000        -                 -             -                -          4,700
President and Chief           1997    135,000     -          -                 -          140,000             -          3,900
Executive Officer(2)
---------------------------- ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Hayden Leason                 1999      -         -          -                 -             -                -           -
Chairman of the Board and     1998      -         -          -                 -             -                -           -
Chief Executive Officer(3)    1997      -         -          -                 -             -                -           -
---------------------------- ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Patrick J. Holmes             1999    125,000   9,400        -                 -           50,000             -          8,600
Executive Vice President,     1998    125,000  15,000        -                 -             -                -          3,900
CFO, Secretary and Treasurer  1997    125,000     -          -                 -           70,000             -          3,300
---------------------------- ------- -------- -------- -------------    --------------  -----------        ---------   -------------
Brock Koren                   1999    135,000     -          -                 -          100,000             -          5,300
Vice President, Sales &       1998      -         -          -                 -             -                -           -
Marketing                     1997      -         -          -                 -             -                -           -
------------------------------------------------------------------------------------------------------------------------------------

1 Represents  amounts  paid by the  Company  on behalf  of the  named  person in connection with the Company's 401(k) Retirement
  Plan,  vacation pay and car allowance.
2 Mr. Melkonian was elected Chief Executive Office in October, 1997, and Chairman of the Board in April 1998.
3 Mr. Leason resigned as Chairman of the Board and Chief Executive Officer in October 1997.Options granted as part of plans provided to outside directors of the Company have been excluded from the  table (1,000 in 1999 and 10,000 in 1998).

Employment Agreements
---------------------
The Company has employment and termination agreements with certain employees, including Messrs. Melkonian and Holmes under which the employees may receive severance pay through the end of the term of the contract or up to twelve months.

Stock Options
-------------
The following table sets forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year. No options were exercised during the last fiscal year.

                          Option Grants in Fiscal 1999
                                Individual Grants
--------------------------------------------------------------------------------
                       Number of     % of Total
                       Securities   Options Granted   Exercise or
                       Underlying   to Employees in    Base Price    Expiration
Name1                  Options        Fiscal Year       ($/Sh)         Date
                      Granted (#)
------------------    -----------   ---------------   -----------    ----------
Hayden Leason            1,000            -              $ .625          1/4/09

Harry Melkonian        200,000           32%             $1.25          4/22/08

Patrick J. Holmes       50,000            8%             $1.25          4/22/08

Brock Koren            100,000           16%             $1.00          6/14/08
--------------------------------------------------------------------------------
1    See Summary Compensation Table for principal position.


The following tables set forth certain information concerning stock options granted to and exercised by the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year. No options were exercised during the last fiscal year.

                         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                                           Value of Unexercised
                                                                  Number of Securities Underlying        In-the-Money Options at
                           Shares Acquired                   Unexercised Options at Fiscal Year End (#)     (Fiscal Year End ($)
Name(1)                     on Exercise (#)  Value Realized          Exercisable/Unexercisable           Exercisable/Unexercisable
----                       ----------------- --------------          -------------------------           -------------------------
Harry Melkonian                    -              -                        164,000/236,000                        -/-
Hayden Leason                      -              -                         25,000/10,000                         -/-
Patrick J. Holmes                  -              -                        132,000/68,000                         -/-
Brock Koren                        -              -                        100,000/-                              -/-
---------------------      ----------------- --------------- --------------------------------------- ------------------------

1    See "Summary Compensation Table" for principal position.

On January 18, 1995 the Board of Directors canceled outstanding options to purchase an aggregate of 365,000 shares of the Company's Class A Common Stock and granted to the holders of such options new options to purchase an equivalent number of shares. These options were the only options of the Company which have been issued coincident with the cancellation of outstanding options or otherwise repriced since the Company's inception through March 29, 1998. The Board of Directors concluded that the subsequent decrease in the market price for the Company's Class A Common Stock below the exercise price for the canceled options was due to factors which were principally not all within the realm of responsibility of the option holders and that the options no longer provided the incentive to such option holders to perform on behalf of the Company in the manner contemplated by the Board when the canceled options were initially granted. On the date of the issuance of the new options and the cancellation of the outstanding options, the closing sale price for the Company's Class A Common Stock as reported on the American Stock Exchange was $1.56. The following table sets forth certain information regarding the aforementioned canceled and new options:


                                               Ten-Year Option Repricings
                                               --------------------------

                                 Number of Securities   Market Price of   Exercise Price at               Length of Original
                                  Underlying Options   Stock at Time of       Time of         New      Option Term Remaining at
                                     Repriced or         Repricing or       Repricing or    Exercise            Date of
Name(1)                Date            Amended (#)         Amendment ($)     Amendment ($)    Price ($)   Repricing or Amendment
----                 ----            -----------         -------------     -------------    ---------   ----------------------

Harry Melkonian      1/18/95           60,000               1.56              3.62            1.56            7 years

Patrick J. Holmes    1/18/95           30,000               1.56              4.87            1.56            9 years
                                       30,000               1.56              4.50            1.56            9 years
------------------------------------------------------------------------------------------------------------------------------------

1    See "Summary Compensation Table" for principal position.

Compensation of Directors
-------------------------
Prior to October 1995, each director who is not an employee of the Company or an affiliate received an annual fee of $10,000, payable in quarterly increments, and a fee of $1,000 for each meeting attended. Each of the directors who is not an employee of the Company is eligible for grants of stock options upon their appointment to the Board of Directors under the 1991 Special Directors Stock Option Plan and on an annual basis so long as they remain on the Board. Directors who are also officers of the Company or its affiliates do not receive cash compensation in consideration for their services as directors. All directors, however, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. In October 1995, the Board of Directors eliminated the accrual or payment of all fees including all annual fees, meeting fees and any payment for services as the Chairman or Member of any Committee of the Board of Directors except for reasonable travel expenses. In addition, participation in the 1991 Special Directors Stock Option Plan, other than initial grants for new directors, was suspended. In January 1998, the Board reinstated participation in the 1991 Special Directors Stock Option Plan and approved an annual stock option grant in lieu of an annual cash fee. This grant would be the approximate equivalent of $10,000 calculated using the Black-Scholes option pricing model.

RELATIONSHIP WITH INDEPENDENT AUDITORS
Arthur Andersen, independent auditors, audited the Company's financial statements for fiscal years 1996-1999 and has been selected to audit the Company's financial statements for fiscal year 2000. Representatives of Arthur Andersen are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

EXPENSES
The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2000 must be received at its principal executive office no later than April 20, 2000.

                                              By Order of the Board of Directors


                                              /s/ P. J. Holmes
Camarillo, California                         Patrick J. Holmes
July 30, 1999                                 Secretary



THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 28, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 20, 1999

The undersigned hereby constitutes and appoints Hayden Leason and Robert G. Allison or any one of them, as proxies, with full power of substitution, to vote all share of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 o'clock A.M., Pacific Time, on August 20, 1999, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

Robert G. Allison, Harold A. Blomquist, M. Scott Farese, Hayden Leason, Harry Melkonian

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, FOR PROPOSAL NO. 2 AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:___________________,1999

_________________________
Signature of Stockholder


_________________________
Signature of Stockholder

NOTE: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more prersons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.